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                                                                    EXHIBIT 10.5

                              CONSULTING AGREEMENT

This consulting agreement is made and dated for reference (the "Effective date") as of November 1, 2001.

BETWEEN:

          Pat McGowan          #211-1148 Westwood Street, Coquitlam, BC V3B 7M5

          (the "Consultant");

AND:

          DBS Holdings, Inc.   1 - 8765 Ash Street, Vancouver, BC V6T 6P3

          (the "Company")

WHEREAS:

      The Consultant will engage his efforts as Chief Financial Officer of the corporation and will carry on his duties to the extent of what is standard in the industry. His duties will include and not limited to the following:

      1.   completing DBS and MI Vascular's yearend audit;

      2.   completing a review of Q1 results;

      3.   completing DBS's 8-K, 10-KSB, 10Q and 14-C filings;

      4.   liaise with and supervise DBS' financial consultants and auditors;

      5. participate in management meetings determining the company's long term objectives, direction and strategies.

      6.   such other duties as requested by Mr. Alan Lindsay.

The completion of these tasks is subject to the appointment of auditors for MI Vascular Innovations and DBS Holding, Inc.

   Fees:

      Consulting fee of CAD $5,500.00 per month plus GST payable in installments of $2,750. on the 15th and the 30th of each month in arrears, plus approved expenses and 25,000 stock options at US$.55.


   Term:

      The term of this Agreement is for a period of six months, commencing on the Effective Date November 1, 2001.

   Renewal:

      This Agreement is subject to renewal for one month periods, upon notice from DBS. The Company agrees to notify the Consultant, at least 30 calendar days prior to the end of the Term, of the Company's intent to renew this Agreement.


DBS Holdings, Inc.

--------------------------                         -----------------------------
Alan P. Lindsay                                    Patrick A. McGowan


                               DBS HOLDINGS INC.
                          M-I VASCULAR INNOVATIONS INC.
      Unit 1, 8765 Ash Street, Vancouver, British Columbia, Canada V6P 6T3
             Tel: (604) 301-9545 - Fax: (604) 301-9546 - www.mivi.ca